UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2016

NorthStar Realty Finance Corp.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32330 (Commission File Number)	02-0732285 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On February 26, 2016, NorthStar Realty Finance Corp. (the “Company”) reported its results of operations and financial condition for the quarter and year ended December 31, 2015.   A copy of the press release issued by the Company, which refers to certain supplemental information that is available on the Company’s website at www.nrfc.com, is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.    Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description
99.1	NorthStar Realty Finance Corp. Press Release, dated February 26, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Realty Finance Corp.
(Registrant)

Date: February 26, 2016	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	NorthStar Realty Finance Corp. Press Release, dated February 26, 2016.